EXHIBIT d(i)

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of the 1st day of November, 2002 between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (IMCO), and USAA LIFE INVESTMENT TRUST a business trust organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the Company).

         WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, IMCO is engaged in the business of rendering investment management and advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Company is authorized to issue shares of beneficial interest (the Shares) in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company presently offers Shares in each of the series identified in Schedule A hereto (the Existing Funds) (such series, together with all other series subsequently established by the Company with respect to which the Company desires to retain IMCO to render management and investment advisory services hereunder and with respect to which IMCO is willing so to do, being herein collectively referred to as the Funds);

         WHEREAS, the Company intends to offer shares of the Funds to separate accounts of USAA Life Insurance Company to fund benefits under variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company (USAA Life), the owners of which contracts and policies have been deemed to be beneficial shareholders of the Company;

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.       APPOINTMENT OF IMCO.

         (a) EXISTING FUNDS. The Company hereby appoints IMCO to act as manager and investment adviser for each of the Existing Funds for the period and on the terms herein set forth. IMCO accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more series of Shares other than the Existing Funds with respect to which it desires to retain IMCO to render management and investment advisory services hereunder, it shall so notify IMCO in writing. If IMCO is willing to render such services it shall notify the Company in writing, whereupon the Company shall appoint IMCO to act as manager and investment adviser for each of such series of Shares for the period and on the terms herein set forth, IMCO shall accept such appointment and agree to render the services herein set forth for the compensation herein provided, and each of such series of Shares shall become a Fund hereunder.

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2.       DUTIES OF IMCO.

         Subject to the delegation of any such duties to one or more investment subadvisers (Subadvisers) as provided in Paragraph 3 hereof, IMCO, at its own expense, shall furnish the following services and facilities to the Company:

         (a) INVESTMENT PROGRAM. IMCO will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Company (the Board)) what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of each Fund.

         (b) MONITORING. Should the Board determine it is in the best interests of a Fund's shareholders to invest all of its investable assets in another mutual fund with substantially the same investment objective (the Portfolio), IMCO will monitor the services provided to the Portfolio, subject always to the control of the Board. Such monitoring may include among other things, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. IMCO will report to the Board, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

3.       SUBADVISERS.

         (a) Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, IMCO, at its own expense, may select and contract with one or more Subadvisers to manage the investment operations and composition of each Fund and render investment advice for each Fund, including the purchase, retention and disposition of the investments, securities and cash contained in each Fund, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Company's Master Trust Agreement, as amended, Bylaws and such Fund's Prospectus and Statement of Additional Information (SAI), as is from time to time in effect; provided that, (i) IMCO will continue to have overall supervisory responsibility for the general management and investment of each Fund's assets, and (ii) any contract with a Subadviser (a Subadvisory Agreement) shall be in compliance with and approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (SEC) or its staff.

         (b) Subject to the general supervision and control of the Board, IMCO will have full discretion to (i) select new or additional Subadvisers for each Fund, (ii) enter into and materially modify existing Subadvisory Agreements, and
(iii) terminate and replace any Subadviser. In connection with IMCO's responsibilities herein, IMCO will assess each Fund's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund's assets among one or more current or additional Subadvisers from time to time, as IMCO deems appropriate, to enable each Fund to achieve its investment goals. In addition, IMCO will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Subadviser, and review and report to the Board on the performance of each Subadviser. IMCO will furnish, or cause the appropriate Subadviser(s) to furnish, to the Company such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Company may reasonably request. On IMCO's own initiative, IMCO will apprise, or cause the appropriate Subadviser(s) to apprise, the Company of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Company, from time to time, with such information as may be appropriate for this purpose. Further, IMCO agrees to furnish, or cause the appropriate Subadviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request. In addition, IMCO agrees to cause the appropriate Subadviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

4.       ALLOCATION OF EXPENSES.

         Except for the services and facilities to be provided by IMCO set forth in Paragraphs 2 and 3 above, the Company assumes and shall pay all expenses for all other Company operations and activities and shall reimburse IMCO for any such expenses incurred by IMCO. The expenses to be borne by the Company shall include, without limitation:

         (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property;

         (b) the charges and expenses of auditors;

         (c) brokerage commissions for transactions in the portfolio securities of the Company;

         (d) all taxes, including issuance and transfer taxes, and fees payable by the Company to federal, state or other governmental agencies;

         (e) the cost of share certificates representing Shares of the Company;

         (f) fees involved in registering  and maintaining  registrations of the
Company  and  of  its  Shares  with  the  SEC  and   various  states  and  other
jurisdictions;

         (g) all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including Prospectuses) to existing shareholders;

         (h) compensation and travel expenses of Board members who are not "interested persons" within the meaning of the 1940 Act;

         (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

         (j) charges and expenses of legal counsel in connection with matters relating to the Company, including, without limitation, legal services rendered in connection with the Company's legal and financial structure and relations with its shareholders, issuance of

Company Shares, and registration and qualification of securities under federal, state and other laws;

         (k) membership or association dues for the Investment Company Institute or similar organizations;

         (l) interest payable on Company borrowings; and

         (m) postage.

5.       ADVISORY FEE.

         (a) For the services and facilities to be provided by IMCO as provided in Paragraphs 2(a) and 3 hereof, the Company shall pay to IMCO a monthly fee with respect to each Fund computed as set forth in Schedule B hereto. For the services and facilities to be provided by IMCO as provided in Paragraph 2(b) hereof, the Company shall pay no fee.

         (b)  IMCO  may  from  time to time  and for  such  periods  as it deems
appropriate   voluntarily  waive  fees  or  otherwise  reduce  its  compensation hereunder.

         (c) In the event this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of any month, the Company shall pay IMCO a pro rata portion of the amount that the Company would have been required to pay, if any, had this Agreement remained in effect for the full month.

6.       COMPANY TRANSACTIONS.

         In connection with the management of the investment and reinvestment of the assets of the Company, IMCO, acting by its own officers, directors or employees or by a duly authorized Subadviser, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company and is directed to use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, IMCO shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

         IMCO, or a duly authorized Subadviser, may, to the extent permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended (1934
Act), cause a Fund to pay a broker or dealer that provides brokerage or research services to IMCO, a Subadviser, the Company or a Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if IMCO or a Subadviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided in terms of that particular transaction or IMCO's overall responsibilities to the Fund, the Company or its other investment advisory clients. To the extent permitted by Section 28(e), neither IMCO nor any Subadviser shall be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. The Company reserves the right to direct IMCO to cause Subadvisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment pursuant to this Agreement. In addition, the Company hereby agrees that any entity or person associated with IMCO or any Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the 1934 Act.

7.       RELATIONS WITH COMPANY.

         Subject to and in accordance with the Master Trust Agreement, as amended, and Bylaws of the Company and of IMCO, respectively, it is understood that Board members, officers, agents and shareholders of the Company are or may be interested in IMCO (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of IMCO are or may be interested in the Company as Board members, officers, shareholders or otherwise, that IMCO (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by such Master Trust Agreement, as amended, and Bylaws.

8.       LIABILITY OF IMCO.

         Neither IMCO nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect IMCO against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Board member or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9.       DURATION AND TERMINATION OF THIS AGREEMENT.

         (a) DURATION. This Agreement shall be executed and become effective with respect to any Existing Fund on the first date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of such Existing Fund, and with respect to any additional Fund on the date set forth in the notice from IMCO in accordance with Paragraph 1(b) hereof that IMCO is willing to serve as the manager and investment adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect with respect to each Existing Fund through July 31, 2004, and, with respect to each additional Fund, through the first July 31 occurring more than twelve months after the date on which such Fund becomes a Fund hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually
(a) by
either the Board or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.

         (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of a Fund, or by IMCO on sixty days' written notice to the other party.

         (c) AUTOMATIC TERMINATION. This Agreement shall automatically terminate in the event of its assignment.

10.      NAME OF COMPANY.

         It is understood that the name "USAA," and any logo associated with that name is the valuable property of the United Services Automobile Association, and that the Company has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and IMCO is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement, the Company shall forthwith cease to use the "USAA" name and logo and shall take appropriate action to change the Company's name.

11.      PRIOR AGREEMENT SUPERSEDED.

         This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

12.      SERVICES NOT EXCLUSIVE.

         The services of IMCO to the Company hereunder are not to be deemed exclusive, and IMCO shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

13.      MISCELLANEOUS.

         (a) AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

         (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the state of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


USAA     LIFE INVESTMENT TRUST               USAA INVESTMENT MANAGEMENT COMPANY


By:/S/ STUART H. WESTER                      By:/S/ CHRISTOPHER W. CLAUS
   ------------------------------               --------------------------------
Name:  Stuart H. Wester                      Name:  Christopher W. Claus
Title: Vice President                        Title: President

                        SCHEDULE A TO ADVISORY AGREEMENT

                                LISTING OF FUNDS


NAME OF FUND

USAA Life Income Fund
USAA Life Growth and Income Fund
USAA Life World Growth Fund
USAA Life Diversified Assets Fund
USAA Life Aggressive Growth Fund


                                      A-1
Dated as of November 1, 2002

                SCHEDULE B TO ADVISORY AGREEMENT - ADVISORY FEES

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto (each, a Fund).

         (a) The Company shall pay to IMCO a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule B-1 hereto.

         (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board, for each calendar day of such month, by (ii) the number of such days.



                                      B-1
Dated as of November 1, 2002

              SCHEDULE B-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                             AND ADVISORY FEE RATES



NAME OF FUND                                            FEE RATE

USAA Life Income Fund                                     .20%

USAA Life Growth and Income Fund                          .20%

USAA Life World Growth Fund                               .35%

USAA Life Diversified Assets Fund                         .20%

USAA Life Aggressive Growth Fund                          .50%


                                      B-2
Dated as of November 1, 2002

                                  EXHIBIT d(ii)

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT  made as of the  1st day of  November,  2002  (the  Effective
Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in Boston, Massachusetts (MFS).

         WHEREAS, IMCO serves as the investment adviser to USAA Life Investment Trust, a business trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain MFS to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, MFS is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF MFS. IMCO hereby appoints MFS to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. MFS will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and MFS. MFS accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF MFS.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), MFS, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. MFS shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should MFS

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anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, MFS shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent MFS wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, MFS must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, MFS shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, MFS will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. MFS shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing MFS with the Trust's Declaration of Trust, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide MFS with prior written notice of any material change to the Trust's Registration Statement that would affect MFS's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, MFS will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, MFS shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, MFS, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

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         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), MFS shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to MFS an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if MFS determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or MFS's overall responsibilities with respect to the Fund and to other clients of MFS as to which MFS exercises investment discretion. The Board or IMCO may direct MFS to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

         On occasions when MFS deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of MFS, MFS, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by MFS in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         MFS may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, MFS may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         MFS will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. MFS shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon MFS giving proper instructions to the custodian or such depository or agents as may be designated by the custodian and IMCO, MFS shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

         Notwithstanding the foregoing, MFS agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. MFS shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or

                                       3
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dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, MFS agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of MFS, except as permitted under the 1940 Act. IMCO agrees that it will provide MFS with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or MFS that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. MFS, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of MFS's duties under this Agreement. However, MFS shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, MFS, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. MFS also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. MFS, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of MFS set forth herein. MFS, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to MFS's duties hereunder.

         (F) COMPLIANCE MATTERS. MFS, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. MFS also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable

                                       4
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requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. MFS acknowledges that certain books and records are required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder. MFS agrees to assist IMCO with such book and records requirements by providing to IMCO certain information relating to such books and records, as agreed to by IMCO and MFS, insofar as such information relates to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, MFS agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, MFS may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. MFS will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with MFS's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to MFS as compensation for MFS's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If MFS shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) MFS. MFS represents and warrants to IMCO that (i) the retention of MFS by IMCO as contemplated by this Agreement is authorized by MFS's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which MFS or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of MFS and when executed and delivered by MFS will be a legal, valid and binding obligation of MFS, enforceable against MFS in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) MFS is registered as an investment adviser under the Advisers Act; (v) MFS has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that MFS and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO and, with respect to such persons, MFS shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) MFS is not prohibited by the 1940 Act, the

                                       6
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Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) MFS will promptly notify IMCO of the occurrence of any event that would disqualify MFS from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) MFS has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually;
(ix) MFS will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of MFS, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of MFS, in each case prior to or promptly after, such change; and (x) MFS has adequate disaster recovery and interruption prevention measures for business resumption in accordance with relevant provisions of the 1940 Act and within industry standards.

         (B) IMCO. IMCO represents and warrants to MFS that (i) the retention of MFS by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise;
(iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify MFS of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) MFS. MFS shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in
Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other applicable statute, at common law or otherwise directly arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard of MFS in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to MFS which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written

                                       6
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information furnished to IMCO or the Trust by MFS Indemnities (as defined below) for use therein. MFS shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which MFS, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, MFS Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by MFS to IMCO or the Trust. IMCO shall indemnify and hold harmless MFS Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, IMCO, or MFS (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and MFS.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, MFS may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to MFS. MFS may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

                                       7
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         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on MFS by IMCO shall be without prejudice to the obligation of MFS to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to MFS under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, (if previously agreed to by the parties to this Agreement), or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of MFS to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and MFS shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by MFS to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of MFS to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to MFS, or IMCO itself, to perform investment advisory services to any portion of the Funds.

                                       8
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10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. MFS shall, upon reasonable notice, afford IMCO at all reasonable times access to MFS's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate MFS to provide IMCO with access to the books and records of MFS relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. MFS, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where MFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         (C) PRIVACY POLICY. MFS acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. MFS agrees that it will promptly notify IMCO in the event that MFS becomes the subject of an administrative proceeding or enforcement action, with respect to the subadvisory services it performs to the Trust pursuant to this Agreement, by the Commission or other regulatory body with applicable jurisdiction.

         (F)  INSURANCE.   MFS  agrees  to  maintain  errors  and  omissions  or
professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of MFS's business activities.

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11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

MFS:                       Massachusetts Financial Services Company
                           500 Boylston Street
                           Boston, Massachusetts 02116
                           Facsimile No.:  (617) 954-6342
                           Attention :  Erik Lindahl


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

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         IN WITNESS WHER MFS acknowledges that certain books and records are required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder. MFS agrees to assist IMCO with such book and records requirements by providing to IMCO certain information relating to such books and records, as agreed to by IMCO and MFS, insofar as such information relates to the investment affairs of the Fund Accounts. EOF, IMCO and MFS have caused this Agreement to be executed as of the date first set forth above.


Attest:                                      USAA INVESTMENT MANAGEMENT COMPANY


By: /S/ MARK S. HOWARD                       By: /S/ CHRISTOPHER W. CLAUS
    -----------------------------------          -------------------------------
Name:    Mark S. Howard                      Name:    Christopher W. Claus
Title:   Secretary                           Title:   President



                                             By: /S/ DAVID H. GARRISON
                                                 -------------------------------
                                             Name:    David H. Garrison
                                             Title:   Authorized Signatory


Attest:                                      MASSACHUSETTS FINANCIAL SERVICES
                                             COMPANY


By: /S/ ROBERT T. BURNS                      By: /S/ JOHN W. BALLEN
    -----------------------------------          -------------------------------
Name:    Robert T. Burns                     Name:    John W. Ballen
Title:   Assistant Secretary                 Title:   President

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                                   SCHEDULE A

                           USAA LIFE WORLD GROWTH FUND



                                       12
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                                   SCHEDULE B

                                      FEES

                                       RATE PER ANNUM OF  THE AGGREGATE  AVERAGE
          FUND ACCOUNT                 DAILY NET ASSETS OF THE FUND ACCOUNT PLUS
                                       THE  AVERAGE DAILY NET ASSETS  MANAGED BY
                                       MFS  IN  THE  USAA  CORNERSTONE  STRATEGY
                                       FUND  (INTERNATIONAL  STOCKS),  THE  USAA
                                       INTERNATIONAL  FUND, AND  THE  USAA WORLD
                                       GROWTH FUND

USAA Life World Growth Fund            0.335% - on the first $350 million
                                       0.225% - on the amounts over $350 million


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                                  EXHIBIT d(iii)

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT  made as of the  1st day of  November,  2002  (the  Effective
Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management).

         WHEREAS, IMCO serves as the investment adviser to USAA Life Investment Trust, a business trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Wellington Management to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Wellington Management is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF WELLINGTON MANAGEMENT. IMCO hereby appoints Wellington Management to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Wellington Management will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Wellington Management. Wellington Management accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF WELLINGTON MANAGEMENT.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), Wellington Management, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Wellington Management shall

933224
perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Wellington Management anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Wellington Management shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Wellington Management wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, Wellington Management must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Wellington Management shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Wellington Management will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h), as from time to time in effect, and (vi) the written instructions of IMCO.
Wellington Management shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Wellington Management with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this
Section 2. IMCO shall provide Wellington Management with prior written notice of any material change to the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect Wellington Management's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Wellington Management will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Wellington Management shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described

                                       2
933224
below. In using its best efforts to obtain the best terms available, Wellington Management, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Wellington Management shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Wellington Management an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Wellington Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Wellington Management's overall responsibilities with respect to the Fund and to other clients of Wellington Management as to which Wellington Management exercises investment discretion. The Board or IMCO may direct Wellington Management to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

         On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Wellington Management, Wellington Management, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Wellington Management may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Wellington Management may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Wellington Management will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Wellington Management shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all

                                       3
933224
custodial agreements and the payment of all custodial charges and fees and, upon Wellington Management giving proper instructions to the custodian, Wellington Management shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Wellington Management agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Wellington Management shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Wellington Management agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Wellington Management, except as permitted under the 1940 Act. IMCO agrees that it will provide Wellington Management with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Wellington Management that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Wellington Management, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this
Agreement  and  administrative  facilities,   including  bookkeeping,   and  all
equipment and services necessary for the efficient conduct of Wellington Management's duties under this Agreement. However, Wellington Management shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes will be readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by Wellington Management for which market quotes are not readily available, Wellington Management, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Wellington Management also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Wellington Management, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Wellington Management set forth herein. Wellington Management, at its expense, will make available to the Board and

                                       4
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IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Wellington Management's duties hereunder.

         (F) COMPLIANCE MATTERS. Wellington Management, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Wellington Management also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Wellington Management will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Wellington Management agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Wellington Management may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Wellington Management will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Wellington Management's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Wellington Management as compensation for Wellington Management's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Wellington Management shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) WELLINGTON MANAGEMENT. Wellington Management represents and warrants to IMCO that (i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by Wellington Management's governing documents; (ii) the execution,

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delivery and performance of this Agreement does not violate any obligation by which Wellington Management or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Wellington Management and when executed and delivered by Wellington Management will be a legal, valid and binding obligation of Wellington Management, enforceable against Wellington Management in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Wellington Management is registered as an investment adviser under the Advisers Act; (v) Wellington Management has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that Wellington Management and certain of its employees, officers and partners are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Wellington Management shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Wellington Management is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Wellington Management will promptly notify IMCO of the occurrence of any event that would disqualify
Wellington Management from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Wellington Management has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Wellington Management will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Wellington Management, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Wellington Management, in each case prior to or promptly after, such change; and (x) Wellington Management has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO.  IMCO  represents and warrants to Wellington  Management that
(i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly

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notify Wellington Management of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) WELLINGTON MANAGEMENT. Wellington Management shall indemnify and hold harmless the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))
(collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard of Wellington Management in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Wellington Management which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust by Wellington Management Indemnities (as defined below) for use therein.

         (B) IMCO. IMCO shall in demnify and hold harmless Wellington Management, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Wellington Management Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Wellington Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by Wellington Indemnities to IMCO or the Trust.

         6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, IMCO, or Wellington Management (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' nor

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less than 10 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Wellington Management.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Wellington Management may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Wellington Management. Wellington Management may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Wellington Management by IMCO shall be without prejudice to the obligation of Wellington Management to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to Wellington Management under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a) and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a

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majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Wellington Management to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Wellington Management shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Wellington Management to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Wellington Management to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Wellington Management, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Wellington Management shall, upon reasonable notice, afford IMCO at all reasonable times access to Wellington Management's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Wellington Management to provide IMCO with access to the books and records of Wellington Management relating to any other accounts other than the Funds or where such access is prohibited by law.

         (B) CONFIDENTIALITY. Wellington Management, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Wellington Management may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         (C) PRIVACY POLICY. Wellington Management acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such

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disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to Wellington Management at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Trust or the public, which refer to Wellington Management or its clients in any way, prior to use thereof and not to use such material if Wellington Management reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from Wellington Management with respect to 1) sales literature in which Wellington Management is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and Wellington Management. Sales literature may be furnished to Wellington Management hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

         (E) NOTIFICATIONS. Wellington Management agrees that it will promptly notify IMCO in the event that Wellington Management or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Wellington Management agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Wellington Management's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions involving Wellington Management, including, without limitation, a change of control of Wellington Management, Wellington Management shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

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Wellington Management:     Wellington Management Company, LLP
                           75 State Street
                           Boston, Massachusetts 02109
                           Facsimile No.: (617) 790-7760
                           Attention: Legal Department

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Wellington Management have caused this Agreement to be executed as of the date first set forth above.


Attest:                                      USAA INVESTMENT MANAGEMENT
COMPANY


By: /S/ MARK S. HOWARD                       By: /S/ CHRISTOPHER W. CLAUS
    -----------------------------------          -------------------------------
Name:    Mark S. Howard                      Name:    Christopher W. Claus
Title:   Secretary                           Title:   President



                                             By: /S/ DAVID H. GARRISON
                                                 -------------------------------
                                             Name:    David H. Garrison
                                             Title:   Authorized Signatory

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Attest:                                      WELLINGTON MANAGEMENT COMPANY, LLP


By: /S/ JOHN E. BRUNO                        By:/S/ JOHN H. GOOCH
    -----------------------------------         -------------------------------
Name:    John E. Bruno                       Name:    John H. Gooch
Title:   Vice President and Counsel          Title:   Senior Vice President

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                                   SCHEDULE A

                        USAA LIFE DIVERSIFIED ASSETS FUND

                         USAA LIFE GROWTH & INCOME FUND



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                                   SCHEDULE B

                                      FEES

                                             Rate per annum of the average daily
            FUND ACCOUNT                     net assets of the Fund Account


USAA Life Diversified Assets Fund            0.20%
USAA Life Growth & Income Fund               0.20%

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                                 EXHIBIT d (vi)

                        INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT  made as of the  1st day of  November,  2002  (the  Effective
Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and MARSICO CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in Denver, Colorado (Marsico).

         WHEREAS, IMCO serves as the investment adviser to USAA Life Investment Trust, a business trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Marsico to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Marsico is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF MARSICO. IMCO hereby appoints Marsico to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Marsico will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Marsico. Marsico accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF MARSICO.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), Marsico, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Marsico shall perform its duties described herein in a manner consistent with the investment objectives, policies, and restrictions set forth in the then-current prospectus and statement of additional information (SAI) for each Fund. Should Marsico

933121
anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Marsico shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Marsico wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Marsico must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Marsico shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Marsico will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h) as from time to time in effect, and (vi) the written instructions of IMCO. Marsico shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Marsico with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this
Section 2. IMCO shall provide Marsico with prior written notice of any material change to the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect Marsico's management of a Fund Account.

         No statement in this Agreement or any other document constitutes a representation by Marsico regarding the rate of growth or return of a Fund Account. Neither Marsico nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by any Fund Account, or that any Fund Account will perform comparably with any standard or index, including the performance achieved for other clients of Marsico.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Marsico will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Marsico shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher

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brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best terms available, Marsico, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Marsico shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage or research services to Marsico an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Marsico determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular transaction or Marsico's overall responsibilities with respect to the Fund and to other clients of Marsico as to which Marsico exercises investment discretion. The Board or IMCO may direct Marsico to effect up to 25% of all transactions in portfolio securities for a Fund Account through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. Marsico will treat such a direction as a decision by the Board or IMCO to retain, to the extent of the direction, the discretion that Marsico otherwise would exercise to select broker-dealers and negotiate commissions for the Fund Account.

         On occasions when Marsico deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Marsico, Marsico, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Marsico in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Marsico may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Marsico may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Marsico will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the

                                       3
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Funds' custodian may need to settle a security's purchase or sale. Marsico shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Marsico giving proper instructions to the custodian, Marsico shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Marsico agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Upon receipt of a list of such securities or broker-dealers, Marsico shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Marsico agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Marsico, except as permitted under the 1940 Act. IMCO agrees that it will provide Marsico with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Marsico that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         IMCO and the Trust hereby approve Marsico's placement of orders for the purchase or sale of securities for a Fund Account with Banc of America Securities LLC ("BAS") (a broker-dealer that is an affiliated person of Marsico through their common ownership by Bank of America Corporation), or any other affiliated broker-dealer, to the extent permitted by the 1940 Act and other law. BAS or another affiliated broker-dealer will not deal as principal for its own account in such transactions, but will act as agent for other persons including the Fund Account. IMCO and the Trust are aware that the affiliation between Marsico and an affiliated broker-dealer (such as BAS) could give Marsico or its parent, Bank of America Corporation, an indirect interest in brokerage commissions received by the affiliated broker-dealer, which could create a potential conflict of interest when Marsico considers whether to use an affiliated broker-dealer. Marsico generally will use an affiliated broker-dealer for a Fund Account only when it believes that this is in the Fund Account's best interests because the affiliated broker-dealer is expected to provide best execution.

         IMCO and the Trust hereby authorize Marsico and any affiliated broker-dealer (including BAS) to effect agency cross transactions, in which the affiliated broker-dealer acts as broker for parties on both sides of the transaction, for any Fund Account, to the extent permitted by the 1940 Act and other law. IMCO and the Trust acknowledge that Marsico's affiliated broker-dealer will generally receive compensation from the other party to such transactions (the amount of which may vary), and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities, because the affiliated broker-dealer acts for and receives commissions from both parties, while Marsico advise the Fund Account to enter into the trade.

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IMCO and the Trust may at any time revoke their consent to the execution of future agency cross trades for a Fund account by giving written notice to Marsico or the affiliated broker-dealer.

         (C) EXPENSES. Marsico, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Marsico's duties under this Agreement. However, Marsico shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes will be readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Marsico, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities. Marsico also shall make reasonable efforts to monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Marsico, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Marsico set forth herein. Marsico, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Marsico's duties hereunder.

         (F) COMPLIANCE MATTERS. Marsico, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Marsico also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Marsico will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Marsico agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains

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for any Fund Account. Notwithstanding subsection (ii) above, Marsico may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Marsico will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Marsico's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Marsico as compensation for Marsico's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Marsico shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) MARSICO. Marsico represents and warrants to IMCO that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by Marsico's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Marsico or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Marsico and when executed and delivered by Marsico will be a legal, valid and binding obligation of Marsico, enforceable against Marsico in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Marsico is registered as an investment adviser under the Advisers Act; (v) Marsico has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and Marsico and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners and directors to furnish to IMCO information that IMCO reasonably requests concerning such code of ethics; (vi) Marsico is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Marsico will promptly notify IMCO of the occurrence of any event that would disqualify Marsico from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Marsico has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Marsico will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Marsico, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Marsico, in each case prior to or promptly after, such change; and
(x) Marsico

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has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Marsico that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Marsico of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) MARSICO. Marsico shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Marsico in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Marsico which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made primarily in reliance upon information furnished to IMCO or the Trust by Marsico Indemnitees (as defined below) for use therein. Marsico shall indemnify and hold harmless the IMCO Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Marsico, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Marsico Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or

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reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made primarily in reliance upon information furnished to IMCO or the Trust. IMCO shall indemnify and hold harmless Marsico Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, IMCO, or Marsico (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Marsico.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board, or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and
(ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Marsico may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Marsico. Marsico may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Marsico by IMCO shall be without prejudice to the obligation of Marsico to complete transactions already initiated or acted upon with respect to a Fund.

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         Upon termination of this Agreement, the duties of IMCO delegated to Marsico under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a) and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Marsico to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Marsico shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Marsico to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Marsico to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Marsico, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Marsico shall, upon reasonable notice, afford IMCO at all reasonable times access to Marsico's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Marsico to provide IMCO with access to the books and records of Marsico relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Marsico, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Marsico may be

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exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         (C) PRIVACY POLICY. Marsico acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Marsico may disclose nonpublic customer information to broker-dealers, custodians, and other third parties to the extent necessary or appropriate to perform its duties under this Agreement.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law (as in the case of registration statements and other documents that are required to be publicly filed); provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. Marsico also may disclose non-confidential information about its service as sub-adviser to the Trust to other clients or potential clients after the information has been disclosed in publicly filed documents.

         (E) NOTIFICATIONS. Marsico agrees that it will promptly notify IMCO in the event that Marsico or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Marsico agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Marsico's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions initiated solely by Marsico, including, without limitation, a change of control of Marsico, Marsico shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

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IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210) 498-4022
                  Attention: Securities Counsel & Compliance Dept.

Marsico:          1200 Seventeenth Street
                  Suite 1300
                  Denver, Colorado 80202
                  Fax: (303) 454-5678
                  Attention:  Legal/Compliance Dept. and Client Services Dept.


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

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         IN WITNESS WHEREOF, IMCO and Marsico have caused this Agreement to be executed as of the date first set forth above.

Attest:                                      USAA INVESTMENT MANAGEMENT
COMPANY



By: /S/ MARK S. HOWARD                       By: /S/ CHRISTOPHER W. CLAUS
    -----------------------------------         --------------------------------
Name:    Mark S. Howard                      Name:    Christopher W. Claus
Title:   Secretary                                   Title:   President



                                             By: /S/ DAVID H. GARRISON
                                                 -------------------------------
                                             Name:    David H. Garrison
                                             Title:   Authorized Signatory


Attest:                                      MARSICO CAPITAL MANAGEMENT, LLC



By: /S/ THOMAS J. KERWIN                     By: /S/ CHRISTOPHER J. MARSICO
    -----------------------------------          -------------------------------
Name:    Thomas J. Kerwin                    Name:    Christopher J. Marsico
Title:   Vice President and                  Title:   President and Chief
         General Counsel                              Operating Officer


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                                   SCHEDULE A


                        USAA LIFE AGGRESSIVE GROWTH FUND


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                                   SCHEDULE B
                                      FEES

                                         RATE PER ANNUM OF THE AVERAGE DAILY NET
                                         ASSETS OF THE FUND ACCOUNT
           FUND ACCOUNT

USAA Life Aggressive Growth Fund         0.20%


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